UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2008

FLEXTRONICS INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

One Marina Boulevard, # 28-00, Singapore		018989
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6890-7188
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On May 14, 2008, Thomas J. Smach resigned as Chief Financial Officer of Flextronics International Ltd. (the “Company”), effective June 30, 2008.
(c) On May 14, 2008, the Company named Paul Read as Chief Financial Officer of the Company, effective June 30, 2008. Mr. Read, age 41, has served as Executive Vice President of Finance for Flextronics Worldwide Operations since October 2005. Prior to this position, Mr. Read served as Senior Vice President of Finance for Flextronics Worldwide Operations from February 2001 to October 2005, and as Vice President, Finance of Flextronics Americas Operations from August 1997 to February 2001.
A copy of the Company’s press release is filed as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits
99.1	Press release, dated May 16, 2008, issued by Flextronics International Ltd.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.
Date: May 16, 2008	By:	/s/ Carrie L. Schiff
		Name:	Carrie L. Schiff
		Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 16, 2008, issued by Flextronics International Ltd.